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                                                                      EXHIBIT 24

                                 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.


SIGNATURE AND NAME                  CAPACITY             DATE
------------------                  --------             ----

/s/ PAUL D. BARTLETT                Director             January 20, 2000
----------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL                  Director             January 20, 2000
----------------------------
    Thomas E. Beal

/s/ H. ALLAN BELL                   Director             January 20, 2000
----------------------------
    H. Allan Bell

/s/ DAVID R. BRADLEY                Director             January 20, 2000
----------------------------
    David R. Bradley

/s/ NEWTON A. CAMPBELL              Director             January 20, 2000
----------------------------
    Newton A. Campbell

/s/ TIMOTHY M. CONNEALY             Chief Financial      January 20, 2000
----------------------------        Officer
    Timothy M. Connealy

/s/ WILLIAM TERRY FULDNER           Director             January 20, 2000
----------------------------
    William Terry Fuldner

/s/ PETER J. GENOVESE               Director,            January 20, 2000
----------------------------        Vice Chairman
    Peter J. Genovese

                                    Director
----------------------------
    Jack T. Gentry

/s/ RICHARD HARVEY                  Director             January 20, 2000
----------------------------
    Richard Harvey

/s/ C. N. HOFFMAN, III              Director             January 20, 2000
----------------------------
    C. N. Hoffman, III

/s/ ALEXANDER C. KEMPER             Director,            January 20, 2000
----------------------------        President, CEO
    Alexander C. Kemper

/s/ R. CROSBY KEMPER                Director, Chairman   January 20, 2000
----------------------------
    R. Crosby Kemper

/s/ R. CROSBY KEMPER III            Director,            January 20, 2000
----------------------------        Vice Chairman
    R. Crosby Kemper III

/s/ DANIEL N. LEAGUE, JR.           Director             January 20, 2000
----------------------------
    Daniel N. League, Jr.

/s/ TOM J. MCDANIEL                 Director             January 20, 2000
----------------------------
    Tom J. McDaniel

/s/ WILLIAM J. MCKENNA              Director             January 20, 2000
----------------------------
    William J. McKenna

/s/ JOHN H. MIZE, JR.               Director             January 20, 2000
----------------------------
    John H. Mize, Jr.

/s/ MARY LYNN OLIVER                Director             January 20, 2000
----------------------------
    Mary Lynn Oliver

                                    Director
----------------------------
    W. L. Orscheln

/s/ ROBERT W. PLASTER               Director             January 20, 2000
----------------------------
    Robert W. Plaster

/s/ ALAN W. ROLLEY                  Director             January 20, 2000
----------------------------
    Alan W. Rolley

/s/ THOMAS D. SANDERS               Director             January 20, 2000
----------------------------
    Thomas D. Sanders

/s/ L. JOSHUA SOSLAND               Director             January 20, 2000
----------------------------
    L. Joshua Sosland

                                    Director
----------------------------
    Herman R. Sutherland

/s/ E. JACK WEBSTER                 Director             January 20, 2000
----------------------------
    E. Jack Webster

                                    Director
----------------------------
    Jon Welfad

/s/ JOHN E. WILLIAMS                Director             January 20, 2000
----------------------------
    John E. Williams